Summary Prospectus May 1, 2010

MML Series Investment Fund II

MML China Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital growth of assets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fee	1.05%	1.05%
Distribution and Service (12b-1) Fees	N/A	.25%
Other Expenses	.78%	.78%
Total Annual Fund Operating Expenses	1.83%	2.08%
Expense Reimbursement	(.43%)	(.43%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	1.40%	1.65%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through May 1, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.40% and 1.65% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$143	$534	$950	$2,113
Service Class I	$168	$610	$1,079	$2,376

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund’s subadviser, Baring International Investment Limited (“Baring”), based on the following criteria: the company is domiciled in China, Hong Kong or Taiwan; its securities are quoted or traded on any China, Hong Kong or Taiwan stock exchange; Baring determines that it derives at least 50% of its revenue from China, Hong Kong or Taiwan; or Baring determines that it has at least 50% of its assets in China, Hong Kong or Taiwan. The Fund will generally emphasize equity securities including common stocks, depositary receipts, rights and warrants. The Fund will generally invest a substantial portion of its assets in large-cap companies, but at times, may invest to a greater extent in small- to mid-cap companies, whose share prices may be more volatile than large-cap companies. The Fund will emphasize investments in growth companies. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging or investment purposes as a substitute for investing directly in securities. The Fund may, but will not necessarily, employ hedging techniques, including cross hedging, in order to hedge foreign currency exposure. The Fund may enter into foreign currency forward contracts, warrants or options. Baring generally expects to hedge less than 30% of the Fund’s absolute currency risk. The Fund may hold a portion of its assets in cash. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. The Fund may lend portfolio securities to broker-dealers and other financial intermediaries.

In selecting investments for the Fund, Baring employs a “growth at a reasonable price” investment philosophy to identify companies with unrecognized growth and earnings surprise. Baring may sell a security if, for example, in its judgment, it meets long-term price targets, is not meeting fundamental expectations, or is no longer consistent with the view Baring has for the economic or investment cycle.

Although Baring may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

China Region Risk Because the Fund invests primarily in the China region, it is subject to greater risks of adverse events in that region and may experience greater volatility than a fund that is more broadly diversified geographically.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk See Portfolio Turnover above.

Geographic Focus Risk When a Fund focuses investments on a particular geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Service Class I Shares

Highest Quarter:	2Q ’09,	37.50%	Lowest Quarter:	1Q ’09,	1.47%

Average Annual Total Returns

(for the periods ended December 31, 2009)

			Since Inception (05/01/09)
Class II	MML China Fund		51.01%
		One Year	Since Inception (08/27/08)
Service Class I	MML China Fund	70.10%	19.83%
MSCI® China Index (reflects no deduction for fees or expenses)		62.29%	11.28%	(1)
(1)	From 09/02/08.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Baring International Investment Limited

Portfolio Manager:

Agnes Deng Ms. Deng is the Head of Hong Kong China Equities and has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. The methods that can be used to redeem Fund shares are subject to the variable contract issuing company.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

S-4